UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

American Media Operations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11112	59-2094424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 American Media Way, Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 997-7733

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 25, 2006, American Media Operations, Inc. (the “Company”) will host a conference call to update the lenders under its credit agreement with respect to its business and the restatement of its financial statements. As part of this conference call, the Company will discuss its financial results for certain completed financial periods. A copy of certain slides relating to such financial results from the presentation for the conference call is furnished under this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of October 24, 2006, Daniel G. Ross was elected by the Board of Directors of the Company to serve as a director of the Company and as a member of the Audit Committee of the Board of Directors of the Company.

Mr. Ross is a Vice President with Evercore Capital Partners, which he joined in September 2002. From July 2000 to August 2002, Mr. Ross was employed with the private investment firm Texas Pacific Group. Evercore Capital Partners beneficially owns 21.8% of the Class A Units of EMP Group L.L.C. (the “LLC”). The LLC is the indirect parent of the Company.

Effective as of October 24, 2006, Neeraj Mital, a Senior Managing Director of Evercore Capital Partners, resigned as a member of the Board of Directors of the Company. Also as of October 24, 2006, Saul D. Goodman resigned as a member of the Audit Committee of the Board of Directors of the Company. Mr. Goodman continues to serve as a member of the Board of Directors of the Company.

Evercore Capital Partners beneficially owns 10.1% of Vertis Inc. (“Vertis”). Vertis performs significant portions of the Company’s Newspaper Publications prepress operations. Payments for these services totaled approximately $4.5 million, $4.8 million and $5.1 million for fiscal years 2004, 2005 and 2006, respectively, and $2.2 million from April 1, 2006 to the present. Trade payables to Vertis are currently approximately $61,000.

For a discussion of the other transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, see “Item 13. Certain Relationships and Related Transactions” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

The following exhibit is furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	A copy of certain slides relating to the financial results of the Company from the presentation for the lender conference call on October 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA OPERATIONS, INC. (Registrant)

October 25, 2006	By:	/s/ Michael B. Kahane
	Name:	Michael B. Kahane
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	A copy of certain slides relating to the financial results of the Company from the presentation for the lender conference call on October 25, 2006.